UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2020

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC
Warrants for Common Stock	IEAWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition

The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 10, 2020, the Board of Directors (the “Board”) of Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”) elected Matthew Underwood to serve as a Class III member of the Board. Mr. Underwood will serve until the 2021 annual meeting of shareholders, or until his successor is elected and qualified or his earlier death, resignation, removal or retirement. Mr. Underwood will serve on the Compensation Committee, the Audit Committee and the Nominating and Governance Committee.

Mr. Underwood is the designated director of Ares Management LLC, on behalf of its affiliated funds, investment vehicles and/or managed accounts (“Ares”), pursuant to the Second Amended and Restated Certificate of Designations of Series B-1 Preferred Stock of the Company, dated November 14, 2019 and the Amended and Restated Certificate of Designations of Series B-2 Preferred Stock of the Company, dated as November 14, 2019, as further conditioned in the Waiver Agreement, dated January 23, 2020, between the Company and Ares.

The Company has determined that neither Mr. Underwood, nor any of his immediate family members, has or had a direct or indirect material interest in any transaction in which the Company or any of the Company’s subsidiaries was or is a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K.

The Company has entered into a standard director indemnity agreement with Mr. Underwood, a form of which was filed as Exhibit 10.8 to the Company’s Amendment No. 1 to Form S-1 filed with the SEC on May 2, 2016.

Item 7.01. Regulation FD Disclosure

On March 10, 2020, the Company, announced its financial results for the quarter and full year ended December 31, 2019, and the Company reiterated guidance for the year ending December 31, 2020. In addition, on March 10, 2020, the Company posted an updated investor presentation on its website. A copy of the Company’s earnings press release and investor presentation is furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated as of March 10, 2020.
99.2	Investor Presentation dated as of March 10, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2020

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Peter J. Moerbeek
Name: Peter J. Moerbeek
Title: Chief Financial Officer